LIBERTY ALL-STAR® GROWTH FUND

ASG

3RD QUARTER SEPTEMBER 30, 2012

ALL-STAR®
GROWTH FUND

LIBERTY ALL-STAR® GROWTH FUND, INC.

Period Ending September 30, 2012 (Unaudited)

Fund Statistics

Net Asset Value (NAV)	$4.58

Market Price	$4.23

Discount	7.6%

	Quarter	Year-to-Date

Distributions	$0.06	$0.20

Market Price Trading Range	$3.74 to $4.30	$3.74 to $4.43

Discount Range	6.8% to 11.3%	6.2% to 11.7%

Performance

Shares Valued at NAV	7.42%	13.17%

Shares Valued at NAV with Dividends Reinvested	7.33%	13.34%

Shares Valued at Market Price with Dividends Reinvested	7.58%	16.50%

NASDAQ Composite Index	6.50%	20.65%

Russell 3000® Growth Index	6.01%	16.59%

S&P 500® Index	6.35%	16.44%

Lipper Multi-Cap Growth Mutual Fund Average*	5.71%	15.53%

NAV Reinvested Percentile Rank (1 = best; 100 = worst)	14th	73rd

Number of Funds in Category	570	555

*	Percentile rank calculated using the Fund’s NAV Reinvested return within the Lipper Multi-Cap Growth Mutual Fund Universe.

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000® Growth Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 16.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker by using the Fund’s ticker symbol: ASG. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

Fellow Shareholders:	October 2012

After giving up ground in the second quarter, equities returned to positive territory in the third quarter—not rivaling the exceptional returns of the first quarter, but a gratifying three months nonetheless. The S&P 500® Index returned 6.35 percent for the quarter, bringing its year-to-date return through September 30 to 16.44 percent. The Russell 3000® Growth Index returned 6.01 percent for the quarter and 16.59 percent through the first nine months of the year, while the technology-oriented NASDAQ Composite Index returned 6.50 percent and 20.65 percent for the two respective periods.

The same fears that dealt a setback to equities in the second quarter simmered beneath the surface in the third quarter; these were largely macro concerns, including worries over defaults on sovereign debt in Europe, slower economic growth in China, and federal budget deficits and the looming fiscal cliff in the U.S. Nevertheless, investors were more willing to take on risk during the third quarter. Equities benefited from expectations that central banks around the world would take steps to stimulate their economies. In the euro zone, investors were heartened by the European Central Bank’s plan to buy government debt and thus reduce some nations’ borrowing costs. In the U.S., the economy continued to be burdened by the weakest economic recovery since the Great Depression. The housing sector showed some strength, however, and consumer confidence posted a surprising increase in August. Corporations’ earnings reports generally topped expectations; select technology companies, in particular, performed well.

Liberty All-Star Growth Fund outperformed all relevant indices in a strong three-month period. For the quarter, the Fund returned 7.42 percent with shares valued at net asset value (NAV), 7.33 percent with shares valued at NAV with dividends reinvested and 7.58 percent with shares valued at market price (with dividends reinvested). In addition to topping the S&P 500® Index, the Russell 3000® Growth Index and the NASDAQ Composite Index, as cited in the first paragraph, the Fund’s return ranked it in the 14th percentile of the Upper Multi-Cap Growth Mutual Fund Universe— which returned 5.71 percent—meaning the Fund outperformed 86 percent of the funds in that peer group.

Year-to-date through September 30, the Fund returned 13.17 percent with shares valued at NAV, 13.34 percent with shares valued at NAV with dividends reinvested and 16.50 percent with shares valued at market price (with dividends reinvested). Although these are good absolute returns, the Fund’s relative year-to-date performance is weighed down by a sub par performance in the second quarter, which left the Fund ranking in the 73rd percentile of the Upper peer group through September 30.

The Fund’s distribution policy, which has been in place since 1997, is a major component of the Fund’s total return. The Fund pays out 1.5 percent of its NAV each quarter, or 6 percent annually. Often, however, these distributions—either in cash or reinvested in additional Fund shares—are overlooked. As you will see in the table on the inside front cover, the Fund has paid distributions totaling $0.20 through the first three quarters of the year and will pay $0.27 for the year. Bear in mind, as well, that these distributions add up over time; the Fund has paid distributions totaling $11.17 per share since the Fund commenced its distribution policy in 1997.

Third Quarter Report (Unaudited) | September 30, 2012	1

President’s Letter	Liberty All-Star® Growth Fund

After lagging in the second quarter, the Fund outperformed in the third quarter. More importantly, we are pleased that the Fund’s three-, five- and 10-year returns all rank in the top half of its Lipper peer group universe. With a wide range of factors likely to influence the equity market in the final quarter— including the presidential election— it should be an interesting close to the year. No matter what the investment environment holds, please be assured that your management team at ALPS Advisors and the Fund’s three growth style investment managers remain committed to diligence, prudence and discipline.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of October 2012 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8*	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009**	0.24
2010	0.25
2011	0.27
2012
1st Quarter	0.07
2nd Quarter	0.07
3rd Quarter	0.06
Total	$11.17

*	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
**	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent

DISTRIBUTION POLICY

Liberty All-Star® Growth Fund, Inc.’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2012	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Growth Fund
September 30, 2012 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Apple, Inc.	3.27%
Salesforce.com, Inc.	2.43
ACE Ltd.	2.12
Oceaneering International, Inc.	2.00
QUALCOMM, Inc.	1.93
American Tower Corp., Class A	1.84
Core Laboratories N.V.	1.79
ARM Holdings PLC	1.74
Fastenal Co.	1.68
Intuitive Surgical, Inc.	1.64
IHS, Inc., Class A	1.46
Google, Inc., Class A	1.46
Signature Bank	1.43
Precision Castparts Corp.	1.36
Liquidity Services, Inc.	1.27
Allergan, Inc.	1.21
Cerner Corp.	1.17
Schlumberger Ltd.	1.16
LKQ Corp.	1.15
Amazon.com, Inc.	1.14
33.25%

Economic Sectors*	Percent of Net Assets
Information Technology	31.24%
Industrials	14.32
Consumer Discretionary	13.40
Health Care	11.52
Financials	9.69
Energy	8.66
Consumer Staples	3.16
Materials	2.69
Telecommunication Services	1.84
Utilities	0.54
Other Net Assets	2.94
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

The following are the major ($600,000 or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2012.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/12

Purchases

Equinix, Inc.	3,500	3,500
Starbucks Corp.	18,150	18,150
Verisk Analytics, Inc., Class A	15,100	15,100

Sales

ACE Ltd.	(9,250)	29,250
Apple, Inc.	(1,600)	5,100
BioMarin Pharmaceutical, Inc.	(20,685)	29,147
C.H. Robinson Worldwide, Inc.	(15,200)	6,000
Expeditors International of Washington, Inc.	(28,150)	14,900
F5 Networks, Inc.	(6,192)	1,008
Human Genome Sciences, Inc.	(96,108)	0
Occidental Petroleum Corp.	(7,850)	12,250
Salesforce.com, Inc.	(4,850)	16,600
TripAdvisor, Inc.	(20,200)	0
VMware, Inc., Class A	(11,250)	9,800

Third Quarter Report (Unaudited) | September 30, 2012	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Growth Fund

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED

IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 16 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of September 30, 2012 (Unaudited)

				Market Capitalization Spectrum
	RUSSELL GROWTH:			Small		Large
	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	M.A. WEATHERBIE	TCW (MID-CAP)	TCW (LARGE-CAP)	TOTAL FUND
Number of Holdings	1,112	454	567	59	53	32	131*
Weighted Average Market Capitalization (billions)	$1.5	$9.1	$121.1	$2.6	$9.0	$103.3	$40.1
AverageFive-YearSales Per Share Growth	8%	9%	13%	13%	15%	18%	15%
Average Five-Year Earnings Per Share Growth	15%	15%	19%	17%	20%	25%	21%
Price/Earnings Ratio**	21x	21x	19x	24x	25x	24x	24x
Price/Book Value Ratio	4.9x	5.1x	6.0x	5.2x	6.8x	5.5x	5.8x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (97.06%)
CONSUMER DISCRETIONARY (13.40%)
Auto Components (0.64%)
BorgWarner, lnc.(a)	9,700	$670,367

Automobiles (0.41%)
Thor Industries, Inc.	11,788	428,140

Distributors (1.15%)
LKQ Corp.(a)	64,908	1,200,798

Hotels, Restaurants & Leisure (2.22%)
Arcos Dorados Holdings, Inc., Class A	50,300	776,129
BJ’s Restaurants, lnc.(a)	13,576	615,672
Starbucks Corp.	18,150	921,112

		2,312,913

Household Durables (0.69%)
Harman International Industries, Inc.	15,467	713,957

Internet & Catalog Retail (2.46%)
Amazon.com, lnc.(a)	4,665	1,186,403
priceline.com, lnc.(a)	1,625	1,005,436
Shutterfly, lnc.(a)	11,902	370,390

		2,562,229

Specialty Retail (3.60%)
CarMax, lnc.(a)	23,700	670,710
Dick’s Sporting Goods, Inc.	15,100	782,935
Francesca’s Holdings Corp.(a)	17,865	548,991
GNC Holdings, Inc., Class A	3,534	137,720
Monro Muffler Brake, Inc.	6,155	216,594
rue21, lnc.(a)	24,984	778,252
Teavana Holdings, lnc.(a)	46,897	611,537

		3,746,739

Textiles, Apparel & Luxury Goods (2.23%)
Fossil, lnc.(a)	2,300	194,810
Gildan Activewear, Inc.	17,500	554,400
Michael Kors Holdings Ltd.(a)	15,600	829,608
Under Armour, Inc., Class A(a)	13,385	747,285

		2,326,103

CONSUMER STAPLES (3.16%)
Beverages (0.31%)
Monster Beverage Corp.(a)	6,000	324,960

Food & Staples Retailing (1.82%)
Costco Wholesale Corp.	8,550	856,069

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2012	7

Schedule of Investments	Liberty All-Star® Growth Fund

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food & Staples Retailing (continued)
The Fresh Market, lnc.(a)	9,025	$541,319
PriceSmart, Inc.	6,504	492,483

		1,889,871

Food Products (0.90%)
Mead Johnson Nutrition Co.	12,800	937,984

Personal Products (0.13%)
Herbalife Ltd.	2,850	135,090

ENERGY (8.66%)
Energy Equipment & Services (7.65%)
Core Laboratories N.V.	15,355	1,865,326
Dril-Quip, lnc.(a)	8,157	586,325
FMC Technologies, lnc.(a)	17,300	800,990
Lufkin Industries, Inc.	12,732	685,236
National-Oilwell Varco, Inc.	9,100	729,001
Oceaneering International, Inc.	37,800	2,088,450
Schlumberger Ltd.	16,745	1,211,166

		7,966,494

Oil, Gas & Consumable Fuels (1.01%)
Occidental Petroleum Corp.	12,250	1,054,235

FINANCIALS (9.69%)
Capital Markets (3.92%)
Affiliated Managers Group, lnc.(a)	8,898	1,094,454
The Charles Schwab Corp.	45,650	583,863
Financial Engines, lnc.(a)	19,148	456,297
FXCM, Inc., Class A	39,352	375,812
T. Rowe Price Group, Inc.	12,400	784,920
Virtus Investment Partners, lnc.(a)	9,211	792,146

		4,087,492

Commercial Banks (1.43%)
Signature Bank(a)	22,196	1,488,908

Diversified Financial Services (0.84%)
MSCI, lnc.(a)	6,997	250,423
Portfolio Recovery Associates, lnc.(a)	5,956	621,985

		872,408

Insurance (2.73%)
ACE Ltd.	29,250	2,211,300
Greenlight Capital Re Ltd., Class A(a)	25,637	634,516

		2,845,816

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Real Estate Management & Development (0.77%)
FirstService Corp.(a)	28,910	$808,034

HEALTH CARE (11.52%)
Biotechnology (1.95%) BioMarin Pharmaceutical, lnc.(a)	29,147	1,173,750
Ironwood Pharmaceuticals, lnc.(a)	14,300	182,754
Vertex Pharmaceuticals, lnc.(a)	12,000	671,400

		2,027,904

Health Care Equipment & Supplies (3.13%)
Accuray, lnc.(a)	53,306	377,406
Intuitive Surgical, Inc.(a)	3,450	1,709,924
Masimo Corp.(a)	23,177	560,420
Neogen Corp.(a)	5,427	231,733
Volcano Corp.(a)	13,562	387,466

		3,266,949

Health Care Providers & Services (0.32%)
PSS World Medical, lnc.(a)	14,622	333,089

Health Care Technology (2.19%)
athenahealth, lnc.(a)	11,583	1,062,972
Cerner Corp.(a)	15,750	1,219,207

		2,282,179

Life Sciences Tools & Services (1.65%)
Illumina, lnc.(a)	14,600	703,720
Life Technologies Corp.(a)	20,800	1,016,704

		1,720,424

Pharmaceuticals (2.28%)
Allergan, Inc.	13,800	1,263,804
Mylan, lnc.(a)	33,400	814,960
Salix Pharmaceuticals Ltd.(a)	7,000	296,380

		2,375,144

INDUSTRIALS (14.32%)
Aerospace & Defense (2.75%)
HEICO Corp.	17,481	676,340
Precision Castparts Corp.	8,650	1,412,891
TransDigm Group, lnc.(a)	5,483	777,873

		2,867,104

Air Freight & Logistics (1.11%)
C.H. Robinson Worldwide, Inc.	6,000	351,300
Echo Global Logistics, lnc.(a)	15,232	261,229
Expeditors International of Washington, Inc.	14,900	541,764

		1,154,293

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2012	9

Schedule of Investments	Liberty All-Star® Growth Fund

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Commercial Services & Supplies (1.20%)
American Reprographics Co.(a)	62,600	$267,302
InnerWorkings, lnc.(a)	29,747	387,306
Waste Connections, Inc.	19,591	592,628

		1,247,236

Electrical Equipment (1.43%)
II-VI, lnc.(a)	21,927	417,051
Rockwell Automation, Inc.	8,500	591,175
Roper Industries, Inc.	4,400	483,516

		1,491,742

Machinery (1.14%)
Graco, Inc.	11,718	589,181
MiddlebyCorp.(a)	5,189	600,056

		1,189,237

Professional Services (3.88%)
Huron Consulting Group, lnc.(a)	15,173	528,324
IHS, Inc., Class A(a)	15,589	1,517,589
Robert Half International, Inc.	27,800	740,314
Stantec, Inc.	15,898	540,214
Verisk Analytics, Inc., Class A(a)	15,100	718,911

		4,045,352

Road & Rail (0.54%)
Landstar System, Inc.	11,981	566,462

Trading Companies & Distributors (2.27%)
Fastenal Co.	40,600	1,745,394
MSC Industrial Direct Co., Inc., Class A	9,100	613,886

		2,359,280

INFORMATION TECHNOLOGY (31.24%)
Communications Equipment (3.40%)
F5 Networks, lnc.(a)	1,008	105,538
InterDigital, Inc.	15,371	573,031
Palo Alto Networks, lnc.(a)	2,700	166,239
Polycom, lnc.(a)	70,229	693,160
QUALCOMM, Inc.	32,115	2,006,866

		3,544,834

Computers & Peripherals (4.04%)
Apple, Inc.	5,100	3,403,026
Fusion-io, lnc.(a)	26,496	802,034

		4,205,060

Electronic Equipment & Instruments (1.78%)
FARO Technologies, lnc.(a)	16,033	662,484
IPG Photonics Corp.(a)	10,215	585,319
National Instruments Corp.	18,222	458,648

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Electronic Equipment & Instruments (continued)
Universal Display Corp.(a)	4,400	$151,272

		1,857,723

Internet Software & Services (7.64%)
Baidu, lnc.(a)(b)	9,225	1,077,665
Equinix, lnc.(a)	3,500	721,175
Google, Inc., Class A(a)	2,010	1,516,545
Linkedln Corp., Class A(a)	3,100	373,240
Liquidity Services, lnc.(a)	26,292	1,320,121
NIC, Inc.	19,559	289,473
Backspace Hosting, lnc.(a)	12,800	845,952
SINA Corp.(a)	5,000	323,400
SPS Commerce, lnc.(a)	9,623	370,197
Stamps.com, lnc.(a)	10,623	245,816
VistaPrint Ltd.(a)	13,101	447,399
Youku Tudou, lnc.(a)(b)	23,664	435,181

		7,966,164

IT Services (3.15%)
Cognizant Technology Solutions Corp., Class A(a)	13,900	971,888
ServiceSource International, lnc.(a)	39,722	407,548
VeriFone Systems, lnc.(a)	28,320	788,712
Visa, Inc., Class A	8,265	1,109,824

		3,277,972

Semiconductors & Semiconductor Equipment (3.63%)
ARM Holdings PLC(b)	64,667	1,809,383
Avago Technologies Ltd.	15,500	540,407
Cavium, lnc.(a)	24,388	812,852
Hittite Microwave Corp.(a)	11,213	621,985

		3,784,627

Software (7.60%)
ANSYS, lnc.(a)	8,041	590,209
Concur Technologies, lnc.(a)	8,642	637,175
QLIK Technologies, lnc.(a)	27,077	606,795
RealPage, lnc.(a)	25,963	586,764
Salesforce.com, lnc.(a)	16,600	2,534,654
ServiceNow, lnc.(a)	1,600	61,888
Solera Holdings, Inc.	20,172	884,946
Splunk, lnc.(a)	10,500	385,560
Ultimate Software Group, lnc.(a)	6,710	685,091
VMware, Inc., Class A(a)	9,800	948,052

		7,921,134

MATERIALS (2.69%)
Chemicals (1.01%)
Praxair, Inc.	10,125	1,051,785

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2012	11

Schedule of Investments	Liberty All-Star® Growth Fund

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Metals & Mining (1.68%)
Allegheny Technologies, Inc.	21,200	$676,280
Silver Wheaton Corp.	26,950	1,070,184

		1,746,464

TELECOMMUNICATION SERVICES (1.84%)
Wireless Telecommunication Services (1.84%)
American Tower Corp., Class A	26,800	1,913,252

UTILITIES (0.54%)
Electric Utilities (0.54%)
ITC Holdings Corp.	7,494	566,397

TOTAL COMMON STOCKS (COST OF $75,545,795)		101,134,345

	PAR VALUE
SHORT TERM INVESTMENT (2.76%)
REPURCHASE AGREEMENT (2.76%)
Repurchase agreement with State Street Bank & Trust Co., dated 09/28/12, due 10/01/12 at 0.01%, collateralized by Federal National Mortgage Association 3.05% 01/01/42, market value of $2,935,020 (Repurchase proceeds of $2,875,002) (COST OF $2,875,000)	$2,875,000	$2,875,000

TOTAL INVESTMENTS (99.82%) (COST OF $78,420,795)(c)		104,009,345
OTHER ASSETS IN EXCESS OF LIABILITIES (0.18%)		192,148

NET ASSETS (100.00%)		$104,201,493

NET ASSET VALUE PER SHARE (22,734,574 SHARES OUTSTANDING)		$4.58

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $79,571,946.

Gross unrealized appreciation and depreciation at September 30, 2012 based on cost of Investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$27,430,692
Gross unrealized depreciation	(2,993,293)
Net unrealized appreciation	$24,437,399

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Fund's Board of Directors.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the period ended September 30, 2012, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that

Third Quarter Report (Unaudited) | September 30, 2012	13

Notes to Schedule of Investments	Liberty All-Star® Growth Fund
September 30, 2012 (Unaudited)

market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred.

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$101,134,345	$–	$–	$101,134,345
Short Term Investment	–	2,875,000	–	2,875,000
Total	$101,134,345	$2,875,000	$–	$104,009,345

*See Schedule of Investments for industry classifications

For the period ended September 30, 2012, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquiror and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19,2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

Shareholder Meeting Results

On August 22, 2012, the Annual Meeting of Shareholders of the Fund was held to elect three Directors. On May 2, 2012, the record date for the meeting, the Fund had outstanding 30,080,350 shares of common stock. The votes cast at the meeting were as follows:

Proposal 1 – Proposal to elect three Directors:

	For	Withheld
Thomas W. Brock	24,961,690.38	1,376,596.93
Jhon J. Neuhauser	24,948,702.38	1,389,584.93
Edmund J.Burke	24,370,138.83	1,968,148,48

Proposal 2 – Stockholder Proposal:

	For	Against	Abstain	Non-Votes
Stockholder Proposal	3,281,427.47	13,581,900.42	254,666.43	9,220,293.00

Third Quarter Report (Unaudited) | September 30, 2012	15

Description of Lipper Benchmark and Market Indices	Liberty All-Star® Growth Fund
September 30, 2012 (Unaudited)

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

S&P 500® Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

You cannot invest directly in an index.

16	www.all-starfunds.com

INVESTMENT ADVISOR

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

303-623-2577

www.all-starfunds.com

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FlRM

Deloitte & Touche LLP

555 Seventeenth Street, Suite 3600

Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

iNVESTOR ASSISTANCE,

TRANSFER & DIVIDEND

DlSBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

LEGAL COUNSEL

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

DIRECTORS

John A. Benning*

Thomas W. Brock*

Edmund J. Burke

George R. Gaspari*

Richard W. Lowry*, Chairman

Dr. John J. Neuhauser*

Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President

Mark T. Haley, CFA, Senior Vice President

Edmund J. Burke, Vice President

Jeremy O. May, Treasurer

Kimberly R. Storms, Assistant Treasurer

Tane T. Tyler, Secretary

Alex J. Marks, Assistant Secretary

Melanie H. Zimdars, Chief Compliance Officer

*   Member of the Audit Committee

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty Ail-Star* Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000488 5/31/13

ALL STAR®
GROWTH FUND

ASG
LISTED
NYSE

A MEMBER OF THE
CLOSED-END
FUND
ASSOCIATION, INC.
WWW.CLOSED-ENDFUNDS.COM